                 FIRST AMENDMENT TO $283,333,338
                   REVOLVING CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO THE $283,333,338 REVOLVING CREDIT AGREEMENT ("Amendment") is made as of May 31, 1994, among INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (the "Company"), the financial institutions listed on the signature pages hereof (each a "Bank" and collectively the "Banks") and Union Bank of Switzerland Los Angeles Branch, as Agent for the Banks (the "Agent").

                       W I T N E S S E T H

          WHEREAS, the Company, the Banks and the Agent entered into the $283,333,338 Revolving Credit Agreement, dated as of June 1, 1993 (the "Credit Agreement"); and

          WHEREAS, the signatories hereto desire to increase the Aggregate Commitment and to amend the Credit Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein and in the Credit
Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

          1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

          2. (a) The definition of the "Aggregate Commitment" set forth in Section 1.2 of the Credit Agreement is amended to read in its entirety as follows:

          "Aggregate Commitment means $504,019,611 as reduced by any reduction in the Commitments made from time to time pursuant to Section 5.1 or 13.8."

               (b) Schedule I of the Credit Agreement is amended to read in its entirety as set forth on Schedule I attached hereto.

          3.   The definition of the "Consolidated Tangible Net
Worth" set forth in Section 1.2 of the Credit Agreement is amended to read in its entirety as follows:

          "Consolidated Tangible Net Worth means, as of the date of any determination, the total of shareholders' equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock), less the sum of the total amount of goodwill, organization expenses, unamortized debt discount and expense (determined on an after tax basis), deferred assets other than prepaid insurance and prepaid taxes, the excess of cost of shares acquired over book value of related assets, surplus resulting from any revaluation write-up of assets subsequent to December 31, 1992, and such other assets as are properly classified as intangible assets, all determined in accordance with generally accepted accounting principles in the United States consolidating the Company and its Subsidiaries, and less the excess, if any, of all Restricted Investments of the Company and its Subsidiaries on a consolidated basis over $10,000,000."

          4.   (a)  Subsection (c) of Section 9.10 of the Credit
Agreement is amended to read in its entirety as follows:

          "(c) sell or assign, with or without recourse, any accounts receivable or chattel paper; provided, however, that the Company's Wholly-owned Subsidiary incorporated in connection with the subsidized financing or the acquisition of Airbus Industrie aircraft may assign its accounts receivable associated with the leasing of such aircraft by way of security for Indebtedness to the extent such Wholly-owned Subsidiary may create Liens to secure Indebtedness pursuant to Section 9.17(l); or"

               (b)  In addition, Section 9.10 of the Credit
Agreement is amended to add the following as the final paragraph thereof:

          "Notwithstanding anything to the contrary set forth in subsection (b) of this Section 9.10 and the immediately preceding paragraph, such subsection (b) shall not prevent the Company or any Subsidiary from transferring, and the Company and any Subsidiary shall be permitted to transfer, aircraft into one or more trusts or other special purpose entities in connection with the issuance by such entity of Indebtedness secured by such aircraft and related rental income; provided, however, that all proceeds (net of expenses related to the issuance of such Indebtedness) from the sale of such Indebtedness shall be applied promptly to repay other Indebtedness; and provided, further, that following the issuance of any such Indebtedness the Company shall otherwise be in compliance with all other covenants set forth herein, including Section 9.17."

          5. Section 9.11 of the Credit Agreement is amended to read in its entirety as follows:

          "Section 9.11.  Consolidated Liabilities to
     Consolidated Tangible Net Worth Ratio. Not permit the ratio of Consolidated Liabilities to Consolidated Tangible Net
     Worth to exceed (A) 500% on and as of the last day of any fiscal year or (B) 550% at any other time."

          6. Section 9.14 of the Credit Agreement is amended to read in its entirety as follows:

          "Section 9.14. Adjusted Tangible Net Worth. Not permit the Company's Adjusted Tangible Net Worth to be less than $1,200,000,000 plus 50% of the cumulative net income of the Company and its Subsidiaries determined on a consolidated basis in accordance with United States generally accepted accounting principles since December 31, 1993 plus 50% of (a) the cumulative equity capital contributions from AIG and (b) net proceeds from the sale of preferred stock, in each case for the period from December 31, 1993 to and including the date of any determination hereunder."

          7.   Subsection (l) of Section 9.17 of the Credit
Agreement is amended to read in its entirety as follows:

          "(l) Liens securing Indebtedness of the Company's Wholly-owned Subsidiary incorporated outside the United States incurred in connection with the subsidized financing of the acquisition of Airbus Industrie aircraft, the repayment obligations of which will be supported by guaranties issued by certain European government export credit agencies and a Company Guaranty and a pledge of the assets of (including any rights to or interests in any reserve or security deposit held by) such Wholly-owned Subsidiary or shares of such Wholly-owned Subsidiary, provided that such Liens shall encumber only the assets of (including any rights to or interests in any reserve or security deposit held by) such Wholly-owned Subsidiary or such pledged shares of such Wholly-owned Subsidiary, and provided further that the aggregate amount of Indebtedness of such Wholly-owned Subsidiary secured by Liens does not at any time exceed $555 million, minus the amount of outstanding Liens permitted under Section 9.17(m); and"

          8.   Each of Exhibit H and Exhibit I of the Credit
Agreement is amended to read in its entirety as set forth on Exhibit H and Exhibit I, respectively, attached hereto.

          9.   THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER,
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICT OF LAWS
PRINCIPLES.

          10. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          11. When (a) counterparts of this Amendment executed by each party shall have been lodged with the Agent (or, in the case of any Bank as to which an executed counterpart shall not have been so lodged, the Agent shall have received telegraphic, telex or other written confirmation of execution of a counterpart hereof by such Bank), (b) the Agent shall have received a favorable opinion of counsel for the Company in form and substance satisfactory to the Agent, and (c) the Agent shall have received a certificate signed by an Authorized Officer of the Company to the effect that no Event of Default or Unmatured Event of Default has occurred and is continuing as of the date thereof, the representations and warranties contained in Section 8 of the Credit Agreement are true and correct as of the date thereof as if made on the date thereof, and since the date of the most recent audited financial statements there has been no material adverse change in the business, credit, operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole, this Amendment shall become effective as of the date hereof and the Agent shall so inform all of the parties hereto.

          12. The Credit Agreement, as amended hereby, shall be binding upon the Company, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Agent and the respective successors and assigns of the Banks and the Agent.

          13. Except as expressly provided in this Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, this Amendment to the Credit
Agreement has been duly executed and delivered by the individual parties hereto and the duly authorized officers of the corporate parties hereto on the date first hereinabove written.

                              INTERNATIONAL LEASE FINANCE
                                CORPORATION


                              By: __/s/ ALAN H. LUND___________
                              Name: Alan H. Lund
                              Title: Senior Vice President,
                                     Chief Financial Officer and
                                     Treasurer

                              By: __/s/ PAMELA S. HENDRY_______
                              Name: Pamela S. Hendry
                              Title: Assistant Vice President
                                     Finance and Controller


                              UNION BANK OF SWITZERLAND,
                                acting through its Los Angeles
                                Branch, in its individual
                                corporate capacity and as Agent


                              By: __/s/ ANDREW T. TAMMEN_______
                              Name: Andrew T. Tammen
                              Title: Assistant Vice President


                              By: __/s/ L. SCOTT SOMMERS_______
                              Name: L. Scott Sommers
                              Title: Vice President



                              THE BANK OF NEW YORK


                              By: __/s/ OLAYINKA T. BAMGBOSE___
                              Name: Olayinka T. Bamgbose
                              Title: Assistant Vice President



                              THE BANK OF NOVA SCOTIA


                              By: __/s/ JAMES M. SPANIER_______
                              Name: James M. Spanier
                              Title: Representative


                              By: _____________________________
                              Name: ___________________________
                              Title: __________________________




                              THE CHASE MANHATTAN BANK


                              By: __/s/ SHERWOOD E. EXUM, JR.__
                              Name: Sherwood E. Exum, Jr.
                              Title: Managing Director

                              CHEMICAL BANK


                              By: __/s/ RICHARD W. STEWART_____
                              Name: Richard W. Stewart
                              Title: Vice President



                              FIRST INTERSTATE BANK OF CALIFORNIA


                              By: __/s/ THOMAS J. HELOTES______
                              Name: Thomas J. Helotes
                              Title: Vice President



                              THE FUJI BANK, LIMITED


                              By: __/s/ YASUJI IKAWA___________
                              Name: Yasuji Ikawa
                              Title: Joint General Manager



                              BAYERISCHE HYPOTHEKEN UND
                                WECHSEL-BANK AG, NEW YORK BRANCH


                              By: __/s/ JOHN QUIGLEY___________
                              Name: John Quigley
                              Title: Vice President


                              By: __/s/ STEVE ATWELL___________
                              Name: Steve Atwell
                              Title: Assistant Vice President



                              NATIONSBANK OF GEORGIA, N.A.


                              By: __/s/ FRANK R. CALLISON______
                              Name: Frank R. Callison
                              Title: Vice President

                              BANCO DI NAPOLI


                              By: __/s/_CLAUDE P. MAPES________
                              Name: Claude P. Mapes
                              Title: First Vice President


                              By: __/s/ ARTHUR KOOPER__________
                              Name: Arthur Kooper
                              Title: Assistant Vice President



                              BAYERISCHE LANDESBANK


                              By: __/s/ WILFRIED FREUDENBERGER_
                              Name: Wilfried Freudenberger
                              Title: Executive Vice President
                                     and General Manager


                              By: __/s/ PETER OBERMANN_________
                              Name: Peter Obermann
                              Title: First Vice President
                                     Manager Corporate Finance



                              COMMERZBANK AG, LOS ANGELES BRANCH


                              By: __/s/ ROBERT HOCHHALTER______
                              Name: Robert Hochhalter
                              Title: Senior Vice President and
                                     Manager


                              By: __/s/ WERNER SCHMIDBAUER_____
                              Name: Werner Schmidbauer
                              Title: Assistant Vice President



                              DAI-ICHI KANGYO BANK LTD.,
                                LOS ANGELES AGENCY


                              By: __/s/ TOMOHIRO NOZAK_________
                              Name: Tomohiro Nozak
                              Title: Senior Vice President
                                     and Joint General Manager

                             DG BANK DEUTSCHE GENOSSENSCHAFTSBANK


                              By: __/s/ KAREN A. BRINKMAN______
                              Name: Karen A. Brinkman
                              Title: Vice President


                              By: __/s/ RONALD K. RAPP_________
                              Name: Ronald K. Rapp
                              Title: Assistant Vice President





                             DRESDNER BANK AG, LOS ANGELES AGENCY
                                AND GRAND CAYMAN BRANCH


                              By: __/s/ JON M. BLAND___________
                              Name: Jon M. Bland
                              Title: Senior Vice President


                              By: __/s/ BARBARA J. READICK_____
                              Name: Barbara J. Readick
                              Title: Vice President



                              THE SAKURA BANK LTD.
                                LOS ANGELES AGENCY


                              By: __/s/ OFUSA SATO_____________
                              Name: Ofusa Sato
                              Title: Senior Vice President and
                                     Assistant General Manager




                              BANK OF MONTREAL


                              By: __/s/ GERALD J. HUGHES_______
                              Name: Gerald J. Hughes
                              Title: Director

                              BANCA NAZIONALE DEL LAVORO S.p.A.
                                NEW YORK BRANCH


                              By: __/s/ GIULIO GIOVINE_________
                              Name: Giulio Giovine
                              Title: Vice President


                              By: __/s/ CARLO VECCHI___________
                              Name: Carlo Vecchi
                              Title: Senior Vice President




                             BANK OF HAWAII


                              By: __/s/ KARL K. Y. PAN_________
                              Name: Karl K. Y. Pan
                              Title: Senior Vice President




                             CANADIAN IMPERIAL BANK OF COMMERCE


                              By: __/s/ STEPHEN D. REYNOLDS____
                              Name: Stephen D. Reynolds
                              Title: Vice President
                                     CIBC, Inc.



                              DAIWA BANK TRUST COMPANY


                              By: __/s/ MASAFUMI ASAI__________
                              Name: Masafumi Asai
                              Title: Second Vice President




                            THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                LOS ANGELES AGENCY


                              By: __/s/ TOSHINARI LIYODA_______
                              Name: Toshinari Liyoda
                              Title: Senior Vice President



                              THE MITSUI TRUST & BANKING CO.,
                                 LTD.


                              By: __/s/ YUSAKU OTANI___________
                              Name: Yusaku Otani
                              Title: General Manager and Agent




                            ISTITUTO BANCARIO SAN PAOLO
                              DI TORINO, SPA


                              By: __/s/ ROBERTO GORLIER________
                              Name: Roberto Gorlier
                              Title: Branch Manager


                              By: __/s/ DONALD W. BROWN________
                              Name: Donald W. Brown
                              Title: First Vice President




                            BANCO CENTRAL HISPANOAMERICANO


                              By: __/s/ JOSE CASTELLO__________
                              Name: Jose Castello
                              Title: Senior Vice President

                           Schedule I

                        Schedule of Banks

Bank                                                Commitment

Union Bank of Switzerland . . . . . . . . . . . . . $46,666,667

Commerzbank AG, Los Angeles Branch  . . . . . . . .  40,000,000

The Bank of Nova Scotia . . . . . . . . . . . . . .  30,000,000

DG Bank Deutsche GenossenschaftsBank  . . . . . . .  30,000,000

The Chase Manhattan Bank  . . . . . . . . . . . . .  28,333,333

First Interstate Bank of California . . . . . . . .  26,666,667

Bayerische Hypotheken Und
  Wechsel-Bank A.G., New York Branch  . . . . . . .  26,666,667

Nationsbank of Georgia, N.A.  . . . . . . . . . . .  26,666,667

Chemical Bank . . . . . . . . . . . . . . . . . . .  25,490,196

Banco di Napoli . . . . . . . . . . . . . . . . . .  20,000,000

Dresdner Bank AG, Los Angeles Agency
  and Grand Cayman Branch . . . . . . . . . . . . .  20,000,000

The Sakura Bank Ltd., Los Angeles
  Agency  . . . . . . . . . . . . . . . . . . . . .  20,000,000

The Bank of New York  . . . . . . . . . . . . . . .  16,666,667

Daiwa Bank Trust Company  . . . . . . . . . . . . .  16,666,667

The Fuji Bank, Limited  . . . . . . . . . . . . . .  16,666,667

The Mitsui Trust & Banking Co., Ltd.,
  Los Angeles Agency  . . . . . . . . . . . . . . .  16,666,667

Dai-Ichi Kangyo Bank Ltd.,
  Los Angeles Agency  . . . . . . . . . . . . . . .  15,000,000

Bank of Montreal  . . . . . . . . . . . . . . . . .  13,333,333

Banca Nazionale del Lavoro S.p.A.
  New York Branch . . . . . . . . . . . . . . . . .  11,666,667

The Industrial Bank of Japan,
  Limited, Los Angeles Agency . . . . . . . . . . .  11,666,667

Bank of Hawaii  . . . . . . . . . . . . . . . . . .  10,196,079

Bayerische Landesbank . . . . . . . . . . . . . . .  10,000,000

Istituto Bancario San Paolo di Torino SPA . . . . .  10,000,000

Banco Central Hispanoamericano,
  San Francisco Agency  . . . . . . . . . . . . . .   8,333,333

Canadian Imperial Bank of Commerce  . . . . . . . .   6,666,667
                                                   ____________

                                                   $504,019,611

                            Exhibit H

                    SCHEDULE OF SUBSIDIARIES
                AND SPECIAL PURPOSE CORPORATIONS*

                                               Jurisdiction
Name:                                        of Incorporation

Interlease Management Corporation               California
Interlease Aviation Corporation                 California
ILFC Aircraft Holding Corporation               California
Aircraft SPC-1, Inc.                            California
Aircraft SPC-2, Inc.                            California
**ILFC (Bermuda) No. III Ltd.                   Bermuda
**ILFC (Bermuda) No. 4, Ltd.                    Bermuda
**ILFC (Bermuda) No. 5, Ltd.                    Bermuda
**ILFC (Bermuda) No. 6, Ltd.                    Bermuda
ILFC Ireland                                    Ireland
**International Lease Finance
  Corporation Ltd.                              Bermuda
ILFC Belgium S.A.                               Belgium
ILFC International Lease Finance
  Corporation Ltd.                              Canada
Atlantic International Aviation
  Holdings, Inc.                                California

____________________

* Each Subsidiary and special purpose corporation is wholly-owned, directly or indirectly, by the Company.

**    Special purpose subsidiaries.

                            Exhibit I

                    SCHEDULE OF PARTNERSHIPS
                       AND JOINT VENTURES



                 Pacific Ocean Leasing Ltd.
                 Pacific Asia Leasing Ltd.
                 Hoeri Corp.